               IN THE CIRCUIT COURT OF TALLADEGA COUNTY, ALABAMA


FIRST FEDERAL OF THE                     *
SOUTH,                                   *
                                         *
         Plaintiff,                      *
                                         *
v.                                       *        CIVIL ACTION NO. CV-2001-0722
                                         *
CHARLES R. VAWTER, JR.,                  *
et al.,                                  *
                                         *
         Defendants.                     *


                              SETTLEMENT AGREEMENT

         This Settlement Agreement ("Agreement") made and entered into between FIRST FEDERAL OF THE SOUTH ("First Federal"), and CHARLES R. VAWTER, JR., CHARLES R. VAWTER, SR., VAWTER PROPERTIES & RESOURCES, LP, ANGELA H. VAWTER and AUTOMATIC GAS & APPLIANCE CO., INC. (jointly "Released Entities").

         WHEREAS, there is currently pending in the Circuit Court of Talladega County, Alabama a civil lawsuit between First Federal and certain of the Released Entities captioned FIRST FEDERAL OF THE SOUTH V. CHARLES R. VAWTER, JR., VAWTER PROPERTIES & RESOURCES, LP, ANGELA H. VAWTER AND AUTOMATIC GAS & APPLIANCE CO., Civil Action No. CV-2001-0722, (hereinafter referred to as "Litigation"); and

         WHEREAS, the Released Entities deny any and all liability of the claims asserted or made by First Federal in the Litigation, with the exception of those claims relating to the amounts owing to First Federal under the Original Note and Renewal Note by the signatories thereto (as such terms are defined in the Complaint filed in the Litigation); and

         WHEREAS, this Agreement is entered into by First Federal and the Released Entities to avoid expensive and time-consuming litigation and appeals and to compromise, settle, and resolve all claims and disputes between the parties; and

         WHEREAS, this Agreement is not to be construed as an admission of fault or liability of the Released Entities, or any one or more of them, with respect to any claims (other than under the Original Note and Renewal Note by the signatories thereto) made or asserted in the Litigation; and

         WHEREAS, First Federal and the Released Entities now wish to document the compromise, settlement and satisfaction of certain claims which all parties to the Litigation have or may have against each other, including claims which were made in the Litigation.

         NOW, THEREFORE, for and in consideration of the mutual promises and undertakings set forth in this Agreement and for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, First Federal and the Released Entities hereby agree as follows:

         1.       CONSIDERATION:

                  A. Concurrently upon the execution of this Agreement, each Released Entity, except Charles Vawter, Sr., will sign a separate Consent Judgment (in substantially the form as Exhibit "A" hereto) (the "Consent Judgment"), whereby each agrees to a consent judgment against that entity and in favor of First Federal in the sum of SEVEN HUNDRED SIXTY-ONE THOUSAND AND NO/100 ($761,000.00) DOLLARS. However, First Federal agrees that it will not file the executed Consent Judgments except as specifically provided herein below.

                  B. Concurrently upon the execution of this Agreement, Automatic Gas & Appliance Co., Inc. will execute a Promissory Note (in substantially the form as Exhibit "B" hereto) (the "Promissory Note") in the principal amount of SEVEN HUNDRED SIXTY-ONE THOUSAND AND NO/100 ($761,000.00) DOLLARS, which Note can be fully satisfied if the "Settlement Amount" is paid to First Federal within sixty (60) days from the date the last signatory to the document executes this document.

                  C. Concurrently upon the execution of this Agreement, Charles R. Vawter, Jr., Angela Vawter, Charles R. Vawter, Sr. and Vawter Properties & Resources, LP shall each sign an Unconditional Personal Guaranty of payment (in substantially the form as Exhibit "C" attached hereto) (the "Unconditional Personal Guaranties") of the Promissory Note executed by Automatic Gas & Appliance, Inc.

                  D. If, within sixty (60) days following the execution of this Agreement by the last signatory to this document, one or more of the Released Entities shall pay, or cause to be paid, to First Federal the Settlement Amount, as defined in paragraph 1(F), and so long as those Released Entities which have paid the Settlement Amount have not become a debtor in any proceedings in bankruptcy or reorganization within the ninety-one (91) day period immediately following the completion of such payment of the Settlement Amount to First Federal, then following the payment of the Settlement Amount and the expiration of said ninety-one (91) day period, First Federal will take the following action:

                           1.       Automatic Gas & Appliance Co., Inc.'s
Promissory Note shall be deemed, and marked, fully satisfied;

                           2.       The Unconditional Personal Guaranties of
Charles R. Vawter, Jr., Angela Vawter, Charles R. Vawter, Sr. and Vawter Properties & Resources, LP shall be deemed and marked fully satisfied;

                           3.       First Federal will destroy the unfiled
Consent Judgments referred to above; and

                           4.       First Federal will file a dismissal of the
Litigation. The dismissal shall be without prejudice. All parties acknowledge that one or more Released Entities may have notes and/or mortgages with First Federal, on which they, or any one or more of them, appear as maker, endorser or guarantor (other than the Original Note and Renewal Note referenced in the Complaint in the above-styled cause), and that the rights and liabilities thereunder are not affected by this Agreement.

                           5.       First Federal will, for itself as well its
respective successors, assigns, predecessors, or affiliated corporations, release each Released Entity, its agents, servants, directors, officers, employees and attorneys, it successors or affiliated corporations, from any and all claims contained in the complaint as well as all claims against a Released Entity about which First Federal is presently aware, provided however, claims about which First Federal is not aware at the time of the execution of this Agreement and any claims which may currently exist or which may, in the future, arise with respect to any and all other notes and/or mortgages with First Federal, on which any Released Entity ever appears as a maker, endorser or guarantor (other than the Original Note and Renewal Note referenced in the Complaint in the above-styled cause and the Promissory Note referenced in paragraph 1B of this Agreement) will not be released; provided further, however, that notwithstanding anything to the contrary contained herein, all obligations of the Released Entities to First Federal shall be automatically reinstated if for any reason any payment by or on behalf of the Released Entities to First Federal is rescinded or must be otherwise restored by First Federal, whether as a result of any proceedings in bankruptcy or reorganization, or otherwise, and the Released Parties jointly and severally agree that they will indemnify First Federal on demand for all reasonable costs and expenses (including, without limitation, reasonable fees and disbursements of legal counsel) incurred by First Federal in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

                  E. If the Released Entities fail to pay to First Federal the Settlement Amount within sixty (60) days following the execution of this Agreement by the last signatory to sign, or if one or more of the Released Entities which have paid the Settlement Amount have become a debtor in any proceedings in bankruptcy or reorganization within the ninety-one (91) day period following the completion of such payment of the Settlement Amount to First Federal, then:

                           1.       First Federal will be entitled to
immediately file in the Litigation any or all of the Consent Judgments executed by any entity or entities it chooses, and shall be permitted to seek collection thereon;

                           2.       First Federal will be entitled to
immediately pursue all legal remedies available to it on the Promissory Note;

                           3.       First Federal will be entitled to
immediately pursue all legal remedies available to it on the Unconditional Personal Guaranties; and

                           4.       First Federal will be entitled to pursue
any additional claims or remedies presented in the Litigation.

         The parties agree, however, that if the terms of this subparagraph (E) come into effect, then any monies which are actually paid to First Federal by the Released Entitles within sixty (60) days of the execution of this Agreement by the last signatory shall serve as an offset toward the damages and amounts First Federal is entitled to collect and recover under the Promissory Note referenced in subparagraphs (1), (2) and (3) immediately above, or in the Litigation.

                  F. The "Settlement Amount" may be determined at any time during the 60-day payment period by the sum of four amounts, to-wit: the "Principal Payoff", the "Accrued Interest", the "Late Fee" and "The General Damages".

                           1.       The Principal Payoff will not change during
times pertinent to this Agreement and is in the amount of SIX HUNDRED FORTY-SEVEN THOUSAND TWO HUNDRED SIXTY-NINE AND 71/00 ($647,269.71) DOLLARS.

                           2.       The Accrued Interest reflects interest due
on the Principal prior to November 9, 2001 in the amount of TWELVE THOUSAND THREE HUNDRED EIGHTY-FOUR AND 01/00 ($12,384.01) DOLLARS, plus interest due in the amount of ONE HUNDRED SIX AND 40/00 ($106.40) DOLLARS per day between November 9, 2001 and the date on which the Principal Payoff is paid and therefore the Accrued Interest may be determined by multiplying the number of days between November 9, 2001 and the date on which the Principal is paid by the sum of ONE HUNDRED SIX AND 40/00 ($106.40) DOLLARS and adding to the product the sum of TWELVE THOUSAND THREE HUNDRED EIGHTY-FOUR AND 01/00 ($12,384.01) DOLLARS.

                           3.       The Late Fee is subject to change depending
upon the date on which the Principal Payoff amount is paid as follows:

                                    (a)      If the Principal Payoff amount is
paid before July 15, 2002 then the Late Fee is in the amount of ONE THOUSAND THREE HUNDRED TWENTY THREE and 32/100 ($1323.32) DOLLARS.

                                    (b)      At 12:01 a.m. on July 15, 2002 the
Late Fee shall become ONE THOUSAND FOUR HUNDRED EIGHTY-TWO AND 92/00 ($1,482.92) DOLLARS and will remain that amount until July 15, 2002.

                                    (c)      At 12:01 a.m. on August 15, 2002
the Late Fee will increase to ONE THOUSAND SIX HUNDRED FORTY TWO and 52/100 ($1,642.52) DOLLARS and will remain that amount until September 15, 2002.

                           4.       The General Damages will not change during
times pertinent to this Agreement and are in the amount of SEVENTY THOUSAND AND NO/00 ($70,000.00) DOLLARS.

         2.       GENERAL RELEASE:

         The Released Entities, for themselves as well as their respective heirs, successors, assigns, predecessors, successors, subsidiaries or affiliated corporations, do hereby each release First Federal, its agents, servants, directors, officers, employees, and attorneys, its successors or affiliated corporations and independent contractors with whom First Federal has conferred regarding the subjects referenced in the above-captioned matter, from any and all past, present or future claims, actions, rights or benefits of whatever kind, nature or description which any of the Released Entities have or may each have against First Federal because of or on account of any and all damages, claims, causes of action, demands or losses, whether known or unknown, whether developed or undeveloped and whether based on federal or state statute, tort, contract or other basis, including all claims for attorneys' fees and expenses which are based on any facts, transactions or occurrences from the beginning of time through and including the date this General Release is executed by the Released Entities.

         3.       ACKNOWLEDGMENT:

                  A. First Federal and each Released Entity warrants and acknowledges that the execution of this Agreement, including the General Release, is knowing and voluntary and that each party understands this Agreement, including the General Release set forth above. Each party further warrants and acknowledges that he does not waive rights or claims that may arise after the date this Agreement is executed by the last signatory or any claims for breach of this Agreement, and that the claims waived and released by this Agreement have been waived and released in exchange for consideration in addition to anything of value to which any Released Entity is already entitled. First Federal and each Released Entity further acknowledges and warrants that he/she has been advised to consult with an attorney prior to the execution of this Agreement, and that he/she has had the opportunity to consult with an attorney with respect to the terms of this Agreement, including the General Release contained herein.

                  B. Each Released Entity acknowledges that state, federal or other regulators may have jurisdiction over the subject matter or set of operative facts contained in the complaint in the above-styled cause and that any action or inaction on the part of such regulator in the past or in the future will have no effect upon the obligation of the Released Entities to perform in accordance with the terms of this Settlement Agreement.

         4.       NO ASSIGNMENT:

         First Federal and each Released Entity represent and warrant that as of the date this Agreement is executed by each that they have not assigned or transferred or purported to assign or transfer to any person, firm, corporation, association or entity whatsoever any of the claims being released herein.

         5.       ENTIRE AGREEMENT:

         All parties acknowledge that one or more Released Entity may have other notes and/or mortgages with First Federal on which they or any one or more of them appear as maker, endorser or guarantor (other than the Original Note and Renewal Note referenced in the Complaint in the above-styled cause), and that the rights and liabilities thereunder are not affected by this Agreement. Other than that, this Agreement, together with its exhibits, represents the entire agreement and understanding between First Federal on the one hand and each Released Entity on the other and all previous discussions, undertakings, representations, promises, negotiations and agreements with respect to the matters included in this Agreement are incorporated into this Agreement and are integrated and are merged herein. Any addition, deletion, change, amendment or modification of this Agreement must be in writing and signed by all parties hereto. Any prior representations, promises or covenants not contained within this Agreement are void and superceded by this Agreement.

         6.       GOVERNING LAW:

         This Agreement shall be governed by and construed in accordance with the laws of the State of Alabama. The parties agree that this Agreement was prepared by all signatories hereto and their counsel and in case of any ambiguity shall not be construed more strongly against one than against the others.

         IN WITNESS WHEREOF, the parties have signed this Agreement on the date as indicated below.


------------------------------               ----------------------------------
WITNESS                                      CHARLES R. VAWTER, JR.

                                             Date:
                                                  -----------------------------

------------------------------               ----------------------------------
WITNESS                                      CHARLES R. VAWTER, SR.

                                             Date:
                                                  -----------------------------


------------------------------               ----------------------------------
WITNESS                                      ANGELA H. VAWTER

                                             Date:
                                                  -----------------------------


------------------------------               ----------------------------------
WITNESS                                      VAWTER PROPERTIES & RESOURCES
                                             LP by CHARLES R. VAWTER, JR.,
                                             General Partner

                                             Date:
                                                  -----------------------------


------------------------------               ----------------------------------
WITNESS                                      AUTOMATIC GAS & APPLIANCE CO.,
                                             INC. by CHARLES R. VAWTER, SR.

                                             Date:
                                                  -----------------------------


                                             FIRST FEDERAL OF THE SOUTH


                                             BY:
------------------------------                  -------------------------------
WITNESS                                         JOE McARTHUR

                                             Date:
                                                  -----------------------------

                                  EXHIBIT "A"


               IN THE CIRCUIT COURT OF TALLADEGA COUNTY, ALABAMA


FIRST FEDERAL OF THE                     *
SOUTH,                                   *
                                         *
         Plaintiff,                      *
                                         *
v.                                       *        CIVIL ACTION NO. CV-2001-0722
                                         *
CHARLES R. VAWTER, JR.,                  *
et al.,                                  *
                                         *
         Defendants.                     *


                                CONSENT JUDGMENT

         I, __________________, do hereby give notice to the court of my consent for a judgment to be entered against me in this matter in the amount of $761,000.00 and costs upon the presentation of this instrument to the court by the plaintiff without any further notice to me prior to the entrance of the judgment to which I consent.


                                               --------------------------------


         Sworn to and subscribed before me on this the _____ day of ________________, 2002.



---------------------------------
Notary Public

                                  EXHIBIT "B"


                                PROMISSORY NOTE


$761,000.00                                                      June ___, 2002
                                                             Sylacauga, Alabama


         FOR VALUE RECEIVED, the undersigned, AUTOMATIC GAS & APPLIANCE CO., INC., a corporation organized and existing under the laws of the State of Alabama (hereinafter referred to as "Maker"), promises to pay to the order of FIRST FEDERAL OF THE SOUTH (together with its successors and assigns, hereinafter referred to as "Payee"; Payee and any subsequent holder(s) hereof being hereinafter referred to collectively as "Holder"), at the office of Payee at 126 North Norton Avenue, Sylacauga, Alabama 35150, or at such other place as Holder may designate to Maker in writing from time to time, the principal sum of SEVEN HUNDRED SIXTY ONE THOUSAND and NO/100 DOLLARS ($761,000.00) on or prior to the date sixty (60) days from the date of this Note (the "Maturity Date"). The period between the date of this Note and the Maturity Date shall be known as the "Forbearance Period."

         Maker and Payee acknowledge and agree that this Promissory Note is being executed by Maker as part of that certain Settlement Agreement between First Federal of the South, on the one hand, and Charles R. Vawter, Jr., Charles R. Vawter, Sr., Vawter Properties & Resources, LP, Angela Vawter, and Automatic Gas & Appliance Co, Inc., on the other. As referenced in that Settlement Agreement, Payee's liability for the $761,000.00 principal amount provided above may be satisfied if, on or prior to the Maturity Date, Maker pays to Payee, or causes to be paid to Payee, the following:

         The payoff amount during the Forbearance Period, also referred to in the Settlement Agreement as the "Settlement Amount," may be determined at any time during the Forbearance Period by the sum of four amounts, to-wit: the "Principal Payoff", the "Accrued Interest", the "Late Fee" and "The General Damages".

         (a) The "Principal Payoff" will not change during times pertinent to this Agreement and is in the amount of SIX HUNDRED FORTY-SEVEN THOUSAND TWO HUNDRED SIXTY-NINE and 71/100 ($647,269.71) DOLLARS.

         (b) The "Accrued Interest" reflects interest on the principal prior to November 9, 2001 in the amount of TWELVE THOUSAND THREE HUNDRED EIGHT-FOUR and 01/100 ($12,384.01) DOLLARS, plus interest in the amount of ONE HUNDRED SIX and 40/100 ($106.40) DOLLARS per day from November 9, 2001 to the Maturity Date.

         (c) The "Late Fee" is subject to change depending upon the date on which the Principal Payoff is paid.

                  (i) If the Principal Payoff amount is paid before July 15, 2002 then the Late Fee is in the amount of ONE THOUSAND THREE HUNDRED TWENTY THREE and 32/100 ($1323.32) DOLLARS.

                  (ii) At 12:01 a.m. on July 15, 2002 the Late Fee shall become ONE THOUSAND FOUR HUNDRED EIGHTY-TWO AND 92/00 ($1,482.92) DOLLARS and will remain that amount until July 15, 2002.

                  (iii) At 12:01 a.m. on August 15, 2002 the Late Fee will increase to ONE THOUSAND SIX HUNDRED FORTY TWO and 52/100 ($1,642.52) DOLLARS and will remain that amount until September 15, 2002.

         (d) The "General Damages" will not change during times pertinent to this Agreement and are in the amount of SEVENTY THOUSAND and no/100 ($70,000.00) DOLLARS.

         If the above-referenced amounts (consisting of the Principal Payoff, the Accrued Interest, the Late Fee, and the General Damages) are not paid-in-full before the Maturity Date, then Maker shall owe to Payee the sum of $761,000.00, as provided herein, less any amounts actually paid by, or on behalf of, Maker during the Forbearance Period.

         It is hereby expressly agreed that should Maker fail to satisfy its obligations hereunder on or prior to the Maturity Date, then the $761,000.00 principal amount of this Note shall, at the option of Holder and without notice or demand to Maker, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Interest shall accrue on the outstanding principal balance of this Note from the date of any default hereunder (the sixty-first (61st) day after execution of this Note) and for so long as such default continues, at the rate equal to eleven percent (11%) per annum. Time is of the essence of this Note. Maker agrees to pay all costs and expenses of collection of the indebtedness evidenced by this Note which, in the event that this Note or any part thereof shall be collected by or through an attorney-at-law, shall include reasonable attorneys' fees and costs.

         Presentment for payment, demand, protest and notice of demand, dishonor, protest and non-payment and all other notices are hereby waived by Maker. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of Alabama; and Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing. No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability of Maker under this Note, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         This Note is intended as a contract under and shall be construed and enforced in accordance with the laws of the State of Alabama.

         If from any circumstances whatsoever, fulfillment of any provision of this Note or of any other instrument evidencing or securing the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then, the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any action be possible under this Note or under any other instrument evidencing or securing the indebtedness evidenced hereby, that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity.

         As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law.

         IN WITNESS WHEREOF, Maker has executed this Note under seal as of the date first above written.


                                            Maker:


                                            AUTOMATIC GAS & APPLIANCE CO., INC.


Witness:

                                                                         (Seal)
------------------------------              -----------------------------

                                            Address:
                                                    ---------------------------

                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------

                                  EXHIBIT "C"


               UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE


         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency whereof are hereby acknowledged by the undersigned, ____________________, an individual presently operating in the State of Alabama (hereinafter referred to as "GUARANTOR"), and for the purpose of seeking to induce First Federal of the South, with an office located at 126 North Norton Avenue, Sylacauga, Alabama 35150 (hereinafter referred to as "LENDER"), to extend a Promissory Note to or for the benefit of AUTOMATIC GAS & APPLIANCE CO., INC., an Alabama corporation (hereinafter referred to as "BORROWER"), said Promissory Note being executed in connection with that certain Settlement Agreement between the parties of even date, which Promissory Note and Settlement Agreement will be to the direct interest and advantage of Guarantor, Guarantor does hereby unconditionally, absolutely and irrevocably guarantee to Lender and its successors, successors-in-title and assigns the full and prompt payment, in lawful money of the United States, when due, whether by acceleration or otherwise, with such interest as may accrue thereon, either before or after maturity thereof, of any and all indebtedness and/or obligations of Borrower owing to Lender (including, but not limited to, the repayment to Lender of all sums which may be presently due and owing and of all sums which shall in the future become due and owing from Borrower), arising under that certain Promissory Note (the "Note"), executed by Borrower to order of Lender in the original principal amount of $761,000.00, dated of even date herewith, pursuant to which Lender has agreed to extend credit to Borrower in the amount of $761,000.00, together with any renewals, modifications, consolidations and extensions of the Note.

         The terms "indebtedness" and "obligations" shall have the same meaning generally ascribed to them, expressly or by implication, in the Promissory Note dated even date herewith by and between Borrower and Lender, whether recovery upon such obligations hereafter becomes barred by any statute of limitations, discharged in bankruptcy or such indebtedness may be or hereafter becomes otherwise unenforceable, and include Borrower's prompt, full and faithful performance, observance and discharge of each and every term, condition, agreement, representation, warranty, undertaking and provision to be performed by Borrower under the Note (the "OBLIGATIONS"). Guarantor does hereby agree that if any sum or sums of money are not paid by Borrower in accordance with the terms of the Note, or if any and all sums which are now or may hereafter become due from Borrower to Lender under the Note are not paid by Borrower in accordance with their terms, Guarantor will immediately make such payments. Guarantor further agrees to pay Lender all costs and expenses of collection in connection with the enforcement of the Obligations or any portion thereof or the enforcement of this Guaranty, including without limitation reasonable attorneys' fees actually incurred with respect to any collection by or through an attorney.

         This Unconditional Guaranty of Payment and Performance (this "GUARANTY") is a continuing guaranty which shall remain effective during the term of the Note and while amounts remain owing the lender and relates to any Obligations, including those which arise under successive transactions which shall either cause Borrower to incur new Obligations, continue the Obligations from time to time, or renew the Obligations after they have been satisfied. Any payment by any other guarantor shall not reduce Guarantor's maximum obligation hereunder but shall only reduce the outstanding Obligations at such time.

         Guarantor hereby consents and agrees that Lender may at any time, and from time to time, without notice to or further consent from Guarantor, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it or by any other person, firm or corporation on its behalf or for its account, securing any indebtedness or liability hereby guaranteed; substitute for any collateral so held by it other collateral of like kind, or of any kind; modify the terms of the Note or any Obligations; extend or renew the Note or any Obligation for any period; grant releases, compromises and indulgences with respect to the Note and to any persons or entities now or hereafter liable thereunder or hereunder; release Guarantor or any other guarantor or endorser of the Note; or take or fail to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Note, or any one of them, or any security for the payment of the indebtedness of Borrower to Lender or for the performance of any Obligations or undertakings of Borrower, nor any course of dealing with Borrower or any other person, shall release Guarantor's obligations hereunder, affect this Guaranty in any way or afford Guarantor any recourse against Lender. The provisions of this Guaranty shall extend and be applicable to all renewals, amendments, extensions, consolidations and modifications of the Note and any and all references herein to the Note shall be deemed to include any such renewals, extensions, amendments, consolidations or modifications thereof. This Guaranty unconditionally guarantees the performance of all Obligations to Lender made on behalf of Borrower by any party designated under the Note.

         Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Guarantor to all indebtedness of Borrower to Lender, and agrees with Lender that Guarantor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Guarantor's obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the security described in and encumbered by the Note; provided, however, that, if Lender so requests, such indebtedness shall be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Notwithstanding the provisions of this paragraph, for so long as no default exists under the Note, Guarantor may receive any and all payments due to him from Borrower in accordance with the provisions of agreements between Borrower and Guarantor evidencing indebtedness owed by Borrower to Guarantor. Upon the occurrence of a default, the subordination by Guarantor contained herein shall be complete and no further payment shall be permitted to be made to Guarantor by Borrower until such time as the default is cured or all indebtedness and obligations owed by Borrower to Lender are paid in full, satisfied and discharged.

         Guarantor hereby waives and agrees not to assert or take advantage of:
(a) the defense of the statute of limitations in any action hereunder or for the collection of the indebtedness or the performance of any obligation hereby guaranteed; (b) any defense that may arise by reason of the incapacity, lack of authority, death or disability of Guarantor or any other person or entity, or the failure of Lender to file or enforce a claim against the estate (either in administration, bankruptcy, or any other proceedings) of Borrower or any other person or entity; (c) any defense based on the failure of Lender to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of any person whomsoever, in connection with any Obligation hereby guaranteed; (d) any defense based on an election of remedies by Lender which destroys or otherwise impairs any subrogation rights of Guarantor or the right of Guarantor to proceed against Borrower for reimbursement, or both; (e) any defense based upon failure of Lender to commence an action against Borrower;
(f) any requirement of acceptance or notice of acceptance of this Guaranty by Lender; (g) any requirement of notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed; (h) any requirement of protest and notice of dishonor or of default to Guarantor or to any other party with respect to the indebtedness or performance of Obligations hereby guaranteed; (i) any and all other notices whatsoever to which Guarantor might otherwise be entitled; (j) any defense based upon lack of due diligence by Lender in collection, protection or realization upon any collateral securing the indebtedness; and (k) any defense that the Obligations were discharged in a bankruptcy proceeding of Borrower, or any other guarantor, to which Guarantor might otherwise be entitled. Guarantor further waives and forever renounces any and all rights of subrogation, indemnity and reimbursement or other, similar rights to enforce any remedy which Guarantor, as subrogee, assignee or otherwise, now has or may hereafter have, but for this provision, against Borrower, and waives any benefit of, and any right to participate in, any security or claim now or hereafter held by Lender.

         This is a guaranty of payment and performance and not of collection. The liability of Guarantor under this Guaranty shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person, nor against securities or liens available to Lender, its successors, successors-in-title, endorsees or assigns. Guarantor waives any right to require that an action be brought against any borrower or any other person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person. In the event of a default under the Note, Lender shall have the right to enforce its rights, powers and remedies thereunder or hereunder or under any other instrument now or hereafter evidencing, securing or otherwise relating to the transactions contemplated by the Note, including but not limited to, those provided in the Settlement Agreement and Consent Judgment, of even date, in any order, and all rights, powers and remedies available to Lender in such event shall be non-exclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, Guarantor hereby authorizes and empowers Lender, at its sole discretion, and without notice to Guarantor, to exercise any right or remedy which Lender may have, including, but not limited to, judicial foreclosure, exercise of rights of power of sale, acceptance of a deed or assignment in lieu of foreclosure, appointment of a receiver to collect rents and profits, exercise of remedies against personal property, or enforcement of any assignment of leases, as to any security, whether real, personal or intangible. If the indebtedness guaranteed hereby is partially paid by reason of the election of Lender, its successors, endorsees or assigns, to pursue any of the remedies available to Lender, or if such indebtedness is otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for the entire balance of the indebtedness guaranteed hereby, even though any rights which Guarantor may have against Borrower may be destroyed or diminished by the exercise of any such remedy. Until all of the Obligations of Borrower to Lender have been paid and performed in full, Guarantor shall have no right of subrogation to Lender against Borrower, and Guarantor hereby waives all rights to enforce any remedy which Lender may have against Borrower, and any rights to participate in any security for the indebtedness.

         Guarantor hereby waives, renounces and agrees not to assert, to the fullest extent permitted by law, any and all rights, claims or causes of action, whether at law, in equity, by agreement or otherwise, including, without limitation, for subrogation, indemnification, reimbursement, contribution, payment or any other claim, cause of action, right or remedy in favor of Guarantor against Borrower or any other person or entity primarily, contingently, secondarily, directly or indirectly liable on all or any part of the Obligations, or against any collateral or other security for the Obligations, that otherwise would arise out of or result from any payment by Guarantor to Lender under or pursuant to this Guaranty, notwithstanding the manner or nature of such payment, including but not limited to (a) direct payment by Guarantor to Lender, (b) set-off by Lender against any liability or deposit owed by Lender to Guarantor, (c) recovery by Lender against Guarantor or any property of Guarantor as the result of any security interest, judgment, judgment lien, or legal process, (d) application of the proceeds of any disposition of all or any part of any collateral pledged by Guarantor to the payment of all or any part of the Obligations or (e) conveyance of all or any part of any such collateral to Lender in satisfaction of all or any part of the Obligations. The waivers set forth herein are intended by both Guarantor and Lender to be for the benefit of Borrower, and such waivers shall be enforceable by Borrower, or any other person or entity primarily, contingently, secondarily, directly or indirectly liable on all or any part of the Obligations, or their respective successors or assigns, and shall be an absolute defense to any action by Guarantor against Borrower or any other party or to any recourse against any of their assets which arises out of or results from any payment by Guarantor to Lender under or pursuant to this Guaranty.

         This Guaranty is irrevocable and shall continue in full force and effect until Borrower's Obligations are fully paid, performed and satisfied. Borrower's Obligations shall not be considered fully paid, performed and satisfied unless and until all payments by Borrower to Lender are no longer subject to any right on the part of any person whomsoever, including but not limited to Borrower, Borrower as debtor-in-possession, and/or any trustee in bankruptcy to set aside such payments, or to seek to recoup the amount of such payments or any part thereof. The foregoing shall include, by way of example and not by way of limitation, all rights to recover preferences voidable under Title 11 of the United States Code. In the event that any such payments by Borrower to Lender are set aside after the making thereof, in whole or in part, or settled without litigation, to the extent of such settlement, all of which is in the discretion of Lender, Guarantor shall be liable for the full amount Lender is required to pay, plus reasonable costs, interest, attorneys' fees and any and all expenses which Lender paid or incurred in connection therewith.

         No delay or failure of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

         Guarantor hereby authorizes Lender, without notice to Guarantor, to apply all payments and credits received from Borrower or from Guarantor or realized from any security in such manner and in such priority as Lender in its sole judgment shall see fit to the indebtedness, Obligations and undertakings which are the subject of this Guaranty.

         The books and records of Lender showing the accounts between Lender and Borrower shall be admissible in evidence in any action or proceeding hereon as prima facie proof of the items set forth therein.

         Guarantor acknowledges that this Guaranty and the Note were negotiated, executed and delivered in the State of Alabama and shall be governed and construed in accordance with the internal law of the State of Alabama (excluding the laws of conflicts).

         The validity of this Guaranty, its construction, interpretation, and enforcement and the rights of Guarantor and Lender shall be determined under, governed by and construed in accordance with the internal laws of the State of Alabama, without regard to principles of conflicts of law. Guarantor agrees that all actions or proceedings arising in connection with this Guaranty shall be tried and litigated only in the State Courts located in the County of Talladega, State of Alabama, the Federal courts whose venue includes the County of Talladega, State of Alabama, or at Lender's sole option or, in any other court in which Lender shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy. Guarantor waives, to the extent permitted under applicable law, the right to a trial by jury and any right Guarantor may have to assert the doctrine of "forum non conveniens" or to object to venue to the extent any proceeding is brought in accordance with this paragraph. Guarantor represents and warrants that no representative or agent of Lender's has represented, expressly or otherwise, that Lender will not, in the event of litigation, seek to enforce this right to jury waiver. Guarantor acknowledges that Lender has been induced to enter into this Guaranty by, among other things, the provisions of this paragraph.

         Nothing contained herein, however, shall prevent Lender from bringing any action or exercising any rights against any security and against Guarantor personally, and against any property of Guarantor, within any other state. Initiating such proceeding or taking such action in any other state shall in no event constitute a waiver of the agreement contained herein that the law of the State of Alabama shall govern the rights and Obligations of Guarantor and Lender hereunder or of the submission herein made by Guarantor to personal jurisdiction within the State of Alabama.

         As security for the indebtedness and obligations of Guarantor hereunder, Guarantor hereby transfers and conveys to Lender any and all balances, credits, deposits, accounts, items and monies of Guarantor now or hereafter in the possession or control of or otherwise with Lender (or any affiliate of Lender), and Lender is hereby given a lien upon, security title to and a security interest in all property of Guarantor of every kind and description now or hereafter in the possession or control of Lender (or any affiliate of Lender) for any reason, including all dividends and distributions on or other rights in connection therewith. Lender may, without demand or notice of any kind, at any time, or from time to time, when any amount shall be due and payable hereunder by Guarantor, appropriate and apply toward the payment of such amount, and in such order of application as Lender may from time to time elect, any property, balances, credits, deposits, accounts, items or monies of Guarantor in the possession or control of Lender (or any affiliate of Lender) for any purpose.

         This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived by Lender or any officer or agent of Lender, except by a writing signed by a duly authorized officer of the Lender and bearing the seal of Lender.

         Any and all notices, elections or demands permitted or required to be made under this Guaranty shall be in writing, signed by the party giving such notice, election or demand, and shall be delivered or sent by registered or certified United States Mail, postage prepaid, to the other party at the address set forth below, or at such other address within the continental United States of America as may hereafter be designated by writing. The effective date of such notice shall be the date of delivery. For the purposes of this
Guaranty:

         The address of Lender is:
         First Federal of the South
         126 North Norton Avenue
         Sylacauga, Alabama 35150

         The address of Guarantor is:





         The provisions of this Guaranty shall be binding upon Guarantor and his legal representatives and assigns and shall inure to the benefit of Lender, its successors, and successors-in-title, legal representatives and assigns. This Guaranty shall in no event be impaired by any change which may arise by reason of the dissolution of Borrower.

         If from any circumstances whatsoever, fulfillment of any provisions of this Guaranty, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Guaranty that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity. The provisions of this paragraph shall control every other provision of this Guaranty.

         This Guaranty is assignable by Lender to any party to whom the Note is validly assigned, and any such assignment hereof or any transfer or assignment of the Note or portions thereof by Lender shall operate to vest in any such assignee all rights and powers herein conferred upon and granted to Lender. Lender shall promptly give notice to Guarantor of any assignment of this Guaranty.

         IN WITNESS WHEREOF, the undersigned has executed this Guaranty under seal as of the _____ day of June, 2002.


Witness:

                                                                         (Seal)
------------------------------              -----------------------------

                                            -----------------------------------

                                            SSN:
                                                -------------------------------